UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07626)

Exact name of registrant as specified in charter:	Putnam Municipal Opportunities Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President

100 Federal Street

Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

James E. Thomas, Esq.

Ropes & Gray LLP

800 Boylston Street

Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2025

Date of reporting period:	May 1, 2024 – October 31, 2024

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FRANKLIN TEMPLETON

Putnam Municipal Opportunities Trust

Semiannual report
10 | 31 | 24

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PMO

Not FDIC Insured | No Bank Guarantee | May Lose Value

Putnam Municipal
Opportunities
Trust

Semiannual report
10 | 31 | 24

Message from the Trustees	1
Your fund at a glance	2
Other information for shareholders	3
Important notice regarding Putnam’s privacy policy	4
Summary of dividend reinvestment plans	5
Trustee approval of management contracts	7
Financial statements	14

The fund has adopted a managed distribution policy (the “Distribution Policy”) with the goal of providing shareholders with a consistent, although not guaranteed, monthly distribution. In accordance with the Distribution Policy, the fund currently expects to make monthly distributions to common shareholders at a distribution rate per share of $0.035. Distributions may include ordinary and/or tax-exempt income, net capital gains, and/or a return of capital of your investment in the fund. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the Distribution Policy. The Distribution Policy provides that the Board of Trustees may amend or terminate the Distribution Policy at any time without prior notice to fund shareholders.

Message from the Trustees

December 16, 2024

Dear Fellow Shareholder:

We are pleased to provide the semi-annual report of Putnam Municipal Opportunities Trust for the six-month reporting period ended October 31, 2024. Please read on for Fund performance information during the Fund’s reporting period.

We extend our sincere thanks to Kenneth R. Leibler, who retired from the Board on June 30, 2024, after serving as a Trustee since 2006 and Chair of the Board since 2018. At the same time, Barbara M. Baumann, a Trustee since 2010 and Vice Chair from 2022 to 2024, was appointed Chair of the Board. Effective May 17, 2024, Gregory G. McGreevey joined the Board as an independent Trustee, having previously served as Senior Managing Director, Investments, at Invesco Ltd. until 2023.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. For more information on your Fund, visit www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

• Fund prices and performance,

• Market insights and commentaries from our portfolio managers, and

• A host of educational resources.

We look forward to helping you meet your financial goals.

Allocations are shown as a percentage of the fund’s net assets (common and preferred shares) as of 10/31/24. Cash and Equivalents, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Holdings and allocations may vary over time.

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Other information for shareholders

Important notice regarding share repurchase program

In September 2024, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 365 days beginning October 1, 2024, up to 10% of the fund’s common shares outstanding as of September 30, 2024.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

The Investment Manager is committed to managing our funds in the best interests of our shareholders. The Putnam Investments’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2024, are available at franklintempleton.com/regulatory-fund-documents and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain The Putnam Investments’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Municipal Opportunities Trust 3

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

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Summary of Putnam closed-end funds’ amended and restated dividend reinvestment plans

Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you or your intermediary.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will

Municipal Opportunities Trust 5

be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments

Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

6 Municipal Opportunities Trust

Trustee approval of management and sub-advisory contracts

At its meeting on September 27, 2024, the Board of Trustees of your fund, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam mutual funds, closed-end funds and exchange-traded funds (collectively, the “funds”) (the “Independent Trustees”), approved a new Sub-Advisory Agreement (the “New FTIML Sub-Advisory Agreement”) between Franklin Advisers, Inc. (“Franklin Advisers”) and its affiliate, Franklin Templeton Investment Management Limited (“FTIML”). Franklin Advisers and FTIML are each direct or indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Templeton”). (Because FTIML is an affiliate of Franklin Advisers and Franklin Advisers remains fully responsible for all services provided by FTIML, the Trustees did not attempt to evaluate FTIML as a separate entity.)

The Board of Trustees, with the assistance of its Contract Committee (which consists solely of Independent Trustees) and its independent legal counsel (as that term is defined in Rule 0–1(a)(6) (i) under the 1940 Act), requested and evaluated all information it deemed reasonably necessary under the circumstances in connection with its review of the New FTIML Sub-Advisory Agreement. At its September 2024 meeting, the Contract Committee met with representatives of Franklin Templeton, and separately in executive session, to consider the information provided. At the September Trustees’ meetings, the Contract Committee also met in executive session with the other Independent Trustees to discuss its observations and recommendations. Throughout this process, the Contract Committee was assisted by the members of the Board of Trustees’ independent staff and by independent legal counsel for the Independent Trustees.

Considerations in connection with the Trustees’ approval of the New FTIML Sub-Advisory Agreement

The Trustees considered the proposed New FTIML Sub-Advisory Agreement in connection with the planned November 1, 2024 merger (the “Merger”) of Putnam Investments Limited (“PIL”), an affiliate of Franklin Advisers and a sub-adviser to your fund prior to the Merger, with and into FTIML. In connection with the Merger, PIL investment professionals would become employees of FTIML, and, upon consummation of the Merger, PIL would cease to exist as a separate legal entity.

The Trustees noted that Franklin Templeton viewed the Merger as a further step in the integration of the legacy Putnam and Franklin Templeton organizations, offering potential operational efficiencies and enhanced investment resources for the funds. The Trustees also considered, among other factors, that:

• The Merger and the New FTIML Sub-Advisory Agreement would not result in any reduction or material change in the nature or the level of the sub-advisory services provided to the funds;

• The PIL portfolio managers who are responsible for the day-to-day management of the applicable funds would be the same immediately prior to, and immediately after, the Merger, and these investment personnel would have access to the same research and other resources to support their respective investment advisory functions and operate under the same conditions both immediately before and after the Merger;

• Despite a change in the sub-advisory fee structure for certain funds, the New FTIML Sub-Advisory Agreement would not result in an increase in the advisory fee rates payable by each fund, as Franklin Advisers would be responsible for overseeing the investment advisory services provided to the applicable funds by FTIML under the New FTIML Sub-Advisory Agreement and would compensate FTIML for such services out of the fees it receives under each fund’s Management Contract with Franklin Advisers; and

• The terms of the New FTIML Sub-Advisory Agreement were substantially similar to those under the New PIL Sub-Management Contract (defined below)1 between Franklin Advisers and PIL.

The Trustees also considered that, prior to the Merger, counsel to Franklin Advisers and FTIML had provided a legal opinion that the Merger and the appointment of FTIML as sub-adviser to the funds would not result in an “assignment” under the 1940 Act of the New PIL Sub-Management

1 The New PIL Sub-Management Contract was operative until the effective date of the Merger, November 1, 2024, and was replaced by the New FTIML Sub-Advisory Agreement effective as of that date.

Municipal Opportunities Trust 7

Contract and that the New FTIML Sub-Advisory Agreement did not require shareholder approval.

The Trustees also took into account that they had most recently approved the fund’s New PIL Sub-Management Contract in June 2024. Because, other than the parties to the contract, the revised sub-advisory fee structure for certain funds, and certain other non-substantive changes to contractual terms, the New FTIML Sub-Advisory Agreement was substantially similar to the New PIL Sub-Management Contract, the Trustees relied to a considerable extent on their previous approval of the New PIL Sub-Management Contract, which is described below.

Board of Trustees’ Conclusions

After considering the factors described above and those described below under the heading “Considerations and conclusions in connection with the Trustees’ June 2024 approvals,” as well as other factors, the Board of Trustees, including all of the Independent Trustees, concluded that the fees payable under the New FTIML Sub-Advisory Agreement represented reasonable compensation in light of the nature and quality of the services that would be provided to the funds, and determined to approve the New FTIML Sub-Advisory Agreement for your fund. These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor.

Considerations and conclusions in connection with the Trustees’ June 2024 approvals

At its meeting on June 28, 2024, the Board of Trustees of your fund, including all of the Independent Trustees, approved a New Management Contract (defined below) between your fund and Franklin Advisers, a New PIL Sub-Management Contract (defined below) for your fund between Franklin Advisers and its affiliate, PIL, and a new subadvisory agreement (the “New Putnam Management Subadvisory Agreement”) for your fund between Franklin Advisers and Putnam Investment Management, LLC (“Putnam Management”) (collectively, the “New Advisory Contracts”). Franklin Advisers, Putnam Management, and PIL are each direct or indirect, wholly-owned subsidiaries of Franklin Templeton.

The Trustees considered the proposed New Advisory Contracts in connection with an internal reorganization (the “Reorganization”) whereby the fixed income and Investment Solutions investment operations of Putnam Management, your fund’s investment adviser prior to the Reorganization, were combined with those of Franklin Advisers. As part of the Reorganization, Franklin Advisers assumed the role of investment adviser for your fund and the other Putnam fixed income and Investment Solutions mutual funds, exchange-traded funds and closed-end funds (collectively, the “FI/IS Funds”), which was accomplished through a transfer by Putnam Management of all of its rights and obligations under the previous management contracts between Putnam Management and the FI/IS Funds (the “Previous Management Contracts”) and the previous sub-management contract between Putnam Management and its affiliate, PIL, with respect to the FI/IS Funds (the “Previous Sub-Management Contract,” and, together with the Previous Management Contracts, the “Previous Contracts”) to Franklin Advisers (the “Contract Transfers”) by means of assignment and assumption agreements (the Previous Management Contracts and the Previous Sub-Management Contract, as modified by the terms of the related assignment and assumption agreements, are hereinafter referred to as the “New Management Contracts” and the “New PIL Sub-Management Contract,” respectively). (Because PIL is an affiliate of Franklin Advisers and Franklin Advisers remains fully responsible for all services provided by PIL, the Trustees did not attempt to evaluate PIL as a separate entity.)

In addition to the New Management Contracts and New PIL Sub-Management Contract, the Board of Trustees of your fund considered and approved the New Putnam Management Subadvisory Agreement pursuant to which Franklin Advisers retained Putnam Management as sub-adviser for each FI/IS Fund so that, following the Reorganization, Putnam Management’s equity team, which was not part of the Reorganization, could continue to provide certain services that it had historically provided to the FI/IS Funds, including, as applicable, the management of the equity portion of a FI/IS Fund’s portfolio, including equity trade execution services, the provision of derivatives and other investment trading facilities for a transitional period, and the provision of proxy voting services for a transitional period (the “Services”).

In connection with the review process, the Independent Trustees’ independent legal counsel (as that term is defined in Rule 0–1(a)(6) (i) under the 1940 Act) met with representatives

8 Municipal Opportunities Trust

of Putnam Management and Franklin Templeton to discuss the contract review materials that would be furnished to the Contract Committee. The Board of Trustees, with the assistance of its Contract Committee (which consists solely of Independent Trustees) and its independent legal counsel, requested and evaluated all information it deemed reasonably necessary under the circumstances in connection with its review of the New Management Contracts. Over the course of several months ending in June 2024, the Contract Committee met on a number of occasions with representatives of Putnam Management and Franklin Templeton, and separately in executive session, to consider the information provided. Throughout this process, the Contract Committee was assisted by the members of the Board of Trustees’ independent staff and by independent legal counsel for the Independent Trustees.

At the Board of Trustees’ June 2024 meeting, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the approval of the New Advisory Contracts. At that meeting, the Contract Committee also met in executive session with the other Independent Trustees to discuss its observations and recommendations.

The Trustees noted that Franklin Templeton viewed the Reorganization as a further step in the integration of the legacy Putnam Management and Franklin Advisers fixed income and Investment Solutions organizations, offering potential operational efficiencies and enhanced investment resources for the FI/IS Funds. The Trustees also considered, among other factors, that:

• The Contract Transfers would not result in a change in the senior management at Franklin Templeton, so that the same management will be in place before and after the Contract Transfers, which contemplate no reduction in the nature and level of the advisory and administrative services provided to the FI/IS Funds;

• The portfolio managers who are responsible for the day-to-day management of the FI/IS Funds would be the same immediately prior to, and immediately after, the Contract Transfers, and these investment personnel would have access to the same research and other resources to support their respective investment management functions both before and immediately after the Contract Transfers; and

• The Contract Transfers would not result in an increase in the advisory fee rates payable by each FI/IS Fund and that, other than an acknowledgment by Franklin Advisers and Putnam Management that for purposes of the New Management Contracts, each applicable FI/IS Fund will continue to be “an open-end fund sponsored by Putnam Management,” for purposes of calculating the advisory fee rates, and updating the parties to the agreements, the terms of the New Management Contracts and New PIL Sub-Management Contract were substantially identical to those under the Previous Contracts (including with respect to the term of the New Management Contracts and New PIL Sub-Management Contract, which run through June 30, 2025, unless the contracts are sooner terminated or continued pursuant to their terms).

With respect to the New Putnam Management Subadvisory Agreement, the Trustees considered that, under the agreement, Putnam Management would provide any necessary Services to the applicable FI/IS Fund under generally the same terms and conditions related to the FI/IS Fund as such Services were previously provided by Putnam Management under the FI/IS Fund’s Previous Management Contract. The Trustees also considered that Franklin Advisers would be responsible for overseeing the Services provided to the FI/IS Funds by Putnam Management under the New Putnam Management Subadvisory Agreement and would compensate Putnam Management for such services out of the fees it receives under the New Management Contracts. The Trustees further noted Franklin Advisers’ and Putnam Management’s representations that Putnam Management’s appointment as sub-adviser to the FI/IS Funds would not result in any material change in the nature or level of investment advisory services provided to the FI/IS Funds.

The Trustees also considered that, prior to the Reorganization, counsel to Franklin Advisers and Putnam Management had provided a legal opinion that the Contract Transfers would not result in an “assignment” under the 1940 Act of the Previous Contracts or a material amendment of those contracts, and, therefore, the New Management Contracts and New PIL Sub-Management Contract did not require shareholder approval. In addition, the Trustees considered that counsel to Franklin Advisers and Putnam Management had provided a legal opinion that shareholder approval of the New Putnam Management Subadvisory Agreement was not required under the 1940 Act.

Municipal Opportunities Trust 9

General conclusions

In addition to the above considerations, the Independent Trustees’ approvals were based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund and the fees paid by competitive funds; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Franklin Advisers of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. The considerations and conclusions discussed herein were also informed by the fact that there would be continuity in the management of the FI/IS Funds, including your fund, immediately following the Reorganization (i.e., the same portfolio managers that managed the fund prior to the Reorganization would be in place immediately following the Reorganization). The Trustees also considered that the FI/IS Funds had no operating history with Franklin Templeton or its affiliates prior to 2024.

Management fee schedules and total expenses

Under its Previous Management Contract and under its New Management Contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee rates as the fund’s assets under management increase. The Trustees considered that breakpoints in a fund’s management fee schedule were one way in which economies of scale in managing a fund can be shared with the fund’s shareholders. The Trustees noted, however, that since closed-end funds typically do not change materially in size through the sale or redemption of shares, these are not likely to have a meaningful impact. The Trustees reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses as of December 31, 2023. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2023 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included year-over-year data with respect to revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and investor services provided to the funds, as applicable. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to (as applicable) the funds’ management and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability in 2023 for each of the applicable agreements separately and for the agreements taken together on a combined basis. The Trustees also reviewed the revenues, expenses and profitability of Franklin Templeton’s global investment management business and its U.S. registered investment company business, which includes the financial results of Franklin Advisers. Because the FI/IS Funds had no operating history with Franklin Templeton or its affiliates, the Trustees did not review fund-by-fund profitability information for Franklin Templeton. The Trustees concluded that, at current asset levels, the fee schedules in place for each of the funds, including the fee schedule for your fund, represented reasonable compensation for the services to be provided by Franklin Advisers (which are substantially identical to those

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historically provided by Putnam Management) and represented an appropriate sharing between fund shareholders and Franklin Advisers of any economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees in connection with their review of the New Advisory Contracts included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution retirement plan market, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s manager-traded separately managed account programs. This information included, in cases where a product’s investment strategy corresponds with a FI/IS Fund’s strategy, comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the funds. The Trustees also considered information regarding services provided and fees charged by Franklin Advisers and its other Franklin Templeton affiliates to other clients, including U.S. registered mutual funds, funds organized outside of the United States (i.e., offshore funds), separate accounts (including separately managed accounts), collective investment trusts and sub-advised funds, which included, where applicable, the specific fees charged to strategies that are comparable to those of the FI/IS Funds. The Trustees observed that the differences in fee rates between these clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for 1940 Act-registered funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management historically provided and that Franklin Advisers will provide to the FI/IS Funds as investment adviser and those that they provide to their other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s Previous Management Contract and was also a significant factor in considering approval of your fund’s New Management Contract, since the portfolio managers of your fund that were employed by Putnam Management prior to the Reorganization would continue to serve as portfolio managers of your fund immediately following the Reorganization as employees of Franklin Advisers. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which met on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provided a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. In addition to Putnam Management’s investment process and performance, the Trustees considered aggregate performance information for Franklin Advisers’ fixed income and Investment Solutions investment strategies, and also met with senior investment leadership at Franklin Advisers, including the respective heads of the fixed income and Investment Solutions teams and the Head of Public Market Investments.

The Trustees considered that, in the aggregate, peer-relative and benchmark-relative Putnam fund performance was generally strong in 2023 against a backdrop of largely solid fixed income markets and strong but volatile equity markets, which were characterized by a concentration of performance among large-cap growth stocks. The Trustees also noted that corporate earnings and employment figures continued to generally show strength, underpinning market rallies in 2023, while inflation concerns, Federal Reserve actions to reduce inflation and geopolitical tensions continued to be a focus of investors. For the one-year period ended December 31, 2023,

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the Trustees considered that the Putnam funds, on an asset-weighted basis, ranked in the 32nd percentile of their peers as determined by LSEG Lipper (“Lipper”) and, on an asset-weighted-basis, outperformed their benchmarks by 2.8% gross of fees over the one-year period. The Committee also noted that the funds’ aggregate performance over longer-term periods continued to be strong, with the funds, on an asset-weighted basis, ranking in the 31st, 21st, and 22nd percentiles of their Lipper peers over the three-year, five-year and ten-year periods ended December 31, 2023, respectively. The Trustees further noted that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of the three-year, five-year and ten-year periods. The Trustees also considered the Morningstar, Inc. ratings assigned to the funds, noting that 45 funds were rated four or five stars at the end of 2023, which represented an increase of 5 funds year-over-year. The Trustees also considered that 18 funds were five-star rated at the end of 2023, which was a year-over-year increase of 11 funds, and that 90% of the funds’ aggregate assets were in four- or five-star rated funds at year end.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes, as reported in the Barron’s/Lipper Fund Families survey (the “Survey”). The Trustees noted that the Survey ranks mutual fund companies based on their performance across a variety of asset types, and that The Putnam Fund complex had performed exceptionally well in 2023. In this regard, the Trustees considered that The Putnam Fund complex had ranked 1st out of 49 fund companies, 1st out of 47 fund companies and 5th out of 46 fund companies for the one-year, five-year and ten-year periods, respectively. The Trustees also noted that 2023 had marked the seventh year in a row that The Putnam Fund complex had ranked in the top ten fund companies. They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2023 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and, where relevant, actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor the performance of those funds.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper General & Insured Municipal Debt Funds (Leveraged) (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2023 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	1st
Five-year period	1st

For each of the one-year and five-year periods ended December 31, 2023, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2023, there were 57, 54, and 47 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations and other benefits

The Trustees considered various potential benefits that Franklin Advisers and Putnam Management may receive in connection with the services provided under the New Advisory Contracts to your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Franklin Advisers and Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that would enhance Franklin Advisers’ and Putnam Management’s investment capabilities and supplement their internal research efforts. The Trustees intend to continue to monitor regulatory and industry developments in this area with the assistance of their Brokerage

12 Municipal Opportunities Trust

Committee. In addition, with the assistance of their Brokerage Committee, the Trustees intend to continue to monitor the allocation of the funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process. Your fund is not expected to generate a significant amount of soft-dollar credits.

The Trustees also considered other potential benefits that Franklin Advisers and Putnam Management may receive in connection with the services provided under the New Advisory Contracts to your fund. These potential benefits included, among others, Franklin Advisers’ and Putnam Management’s registered fund businesses aiding in the growth of their non-registered fund businesses and the use of an affiliated transfer agent’s services (in the case of your fund, PSERV, which is affiliated with Franklin Advisers and Putnam Management), where the fees for those services are paid by the fund.

Municipal Opportunities Trust 13

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 Municipal Opportunities Trust

The fund’s portfolio 10/31/24 (Unaudited)

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation
AMBAC AMBAC Indemnity Corporation
BAM Build America Mutual
FHA Insd. Federal Housing Administration Insured
FNMA Coll. Federal National Mortgage Association Collateralized
G.O. Bonds General Obligation Bonds
NATL National Public Finance Guarantee Corporation
PSFG Permanent School Fund Guaranteed
Q-SBLF Qualified School Board Loan Fund

MUNICIPAL BONDS AND NOTES (142.9%)*	Rating**	Principal amount	Value
Alaska (1.7%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Dena’ Nena’ Henash), 4.00%, 10/1/44	A+/F	$6,050,000	$5,720,363
			5,720,363
Arizona (4.3%)
AZ Board of Regents Rev. Bonds, Ser. B, 5.00%, 7/1/47	Aa2	3,625,000	3,670,349
AZ State Indl. Dev. Auth. Charter School Rev. Bonds, (Equitable School Revolving Fund, LLC), 4.00%, 11/1/46	A	2,855,000	2,721,753
AZ State Indl. Dev. Auth. Ed. Rev. Bonds, (KIPP New York, Inc., Jerome Fac.), Ser. B
4.00%, 7/1/61	BBB−	1,380,000	1,182,182
4.00%, 7/1/41	BBB−	720,000	675,957
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds, (BASIS Schools, Inc.), Ser. D, 5.00%, 7/1/51	BB	510,000	506,990
Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds
(Reid Traditional Schools Painted Rock Academy), 5.00%, 7/1/36	Baa3	350,000	352,618
(Horizon Cmnty. Learning Ctr.), 5.00%, 7/1/35	BB+	750,000	757,231
Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds, (BASIS Schools, Inc.), 5.00%, 7/1/35	BB	1,000,000	1,004,306
Pima Cnty., Indl. Dev. Auth. Sr. Living 144A Rev. Bonds, (La Posada at Park Centre, Inc.)
7.00%, 11/15/57	BBB−/P	350,000	381,297
6.25%, 11/15/35	BBB+/P	1,750,000	1,911,948
Salt Verde, Fin. Corp. Gas Rev. Bonds, 5.50%, 12/1/29	A3	1,350,000	1,461,579
			14,626,210
California (9.4%)
CA Cmnty. Hsg. Agcy. Essential Hsg. 144A Rev. Bonds, (Aster Apt.), Ser. A-1, 4.00%, 2/1/56	A−/P	550,000	485,457
CA Hsg. Fin. Agcy. Muni. Certif. Rev. Bonds, Ser. 21-1, Class A, 3.50%, 11/20/35	BBB+	1,985,365	1,905,311
CA Muni. Fin Auth. Multi-Fam. Rev. Bonds, (Terry Manor Sr. Hsg.), FNMA Coll., 4.20%, 8/1/40	Aaa	2,900,000	2,878,851
CA State Hlth. Fac. Fin. Auth. Rev. Bonds, (Cedars-Sinai Med. Ctr.), Ser. A, 3.00%, 8/15/51	Aa3	7,565,000	5,956,599
CA State Muni. Fin. Auth. Rev. Bonds, (HumanGood CA), 4.00%, 10/1/49	A−/F	2,700,000	2,424,642

Municipal Opportunities Trust 15

MUNICIPAL BONDS AND NOTES (142.9%)* cont.	Rating**	Principal amount	Value
California cont.
CSCDA Cmnty. Impt. Auth. Rev. Bonds, (Pasadena Portfolio), Ser. A-2, 3.00%, 12/1/56	BBB+/P	$2,635,000	$1,835,944
CSCDA Cmnty. Impt. Auth. 144A Rev. Bonds
(Anaheim), 4.00%, 8/1/56	BBB−/P	2,835,000	2,482,329
(1818 Platinum Triangle Apt.), 3.25%, 4/1/57	BBB/P	1,270,000	929,708
(Jefferson-Anaheim), 3.125%, 8/1/56	BBB+/P	1,425,000	1,084,631
(City of Orange Portfolio), 3.00%, 3/1/57	BBB+/P	1,250,000	898,497
(Essential Hsg.), Ser. A-2, 3.00%, 2/1/57	A−/P	1,900,000	1,366,300
Long Beach, Arpt. Syst. Rev. Bonds, Ser. C, AGM
5.25%, 6/1/47	AA	1,250,000	1,335,329
5.00%, 6/1/42	AA	750,000	796,036
Los Angeles, Cmnty. Fac. Dist. No. 11 Special Tax, 4.00%, 9/1/38	BB/P	1,000,000	968,439
San Francisco, City & Cnty. Arpt. Comm. Intl. Arpt. Rev. Bonds, Ser. C, 5.50%, 5/1/39	A1	5,765,000	6,472,966
			31,821,039
Colorado (4.8%)
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds
(Christian Living Neighborhood), 5.00%, 1/1/37	BB/P	550,000	553,618
(Covenant Living Cmnty. and Svcs. Oblig. Group), 4.00%, 12/1/50	A−/F	2,700,000	2,349,526
Denver City & Cnty., Arpt. Rev. Bonds, Ser. A
5.50%, 11/15/38	Aa3	1,500,000	1,676,846
5.50%, 11/15/35	Aa3	1,500,000	1,692,253
5.00%, 11/15/37	Aa3	1,025,000	1,091,486
4.125%, 11/15/47	Aa3	5,000,000	4,823,585
Pub. Auth. for CO Energy Rev. Bonds, (Natural Gas Purchase), 6.50%, 11/15/38	A1	2,250,000	2,710,618
Regl. Trans. Dist. Rev. Bonds, (Denver Transit Partners, LLC), 3.00%, 7/15/37	Baa1	850,000	752,525
Sterling Ranch Cmnty. Auth. Board Rev. Bonds, (Metro. Dist. No. 2), Ser. A, 4.25%, 12/1/50	BBB/P	550,000	500,153
			16,150,610
Connecticut (0.6%)
Harbor Point Infrastructure Impt. Dist. 144A Tax Alloc. Bonds, (Harbor Point Ltd.), 5.00%, 4/1/39	BB/P	2,000,000	2,015,782
			2,015,782
District of Columbia (3.5%)
DC Rev. Bonds
(Plenary Infrastructure DC, LLC), 5.50%, 2/28/37	A3	1,500,000	1,706,936
(Plenary Infrastructure DC, LLC), 5.50%, 2/29/36	A3	1,370,000	1,553,027
(Ingleside at Rock Creek), Ser. A, 5.00%, 7/1/52	BB−/P	500,000	472,091
(Two Rivers Pub. Charter School, Inc.), 5.00%, 6/1/50	Baa3	1,500,000	1,456,642
(Latin American Montessori Bilingual Pub. Charter School Oblig. Group), 5.00%, 6/1/40	BB+	2,000,000	2,024,189
(Two Rivers Pub. Charter School, Inc.), 5.00%, 6/1/40	Baa3	1,500,000	1,503,297

16 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (142.9%)* cont.	Rating**	Principal amount	Value
District of Columbia cont.
Metro. Washington DC, Arpt. Auth. Dulles Toll Rd. Rev. Bonds
(Dulles Metrorail & Cap. Impt. Proj.) 4.00%, 10/1/53 T	A−	$1,290,000	$1,240,296
(Metrorail), Ser. A, zero %, 10/1/37	A−	3,700,000	2,013,844
			11,970,322
Florida (5.4%)
FL State Dev. Fin. Corp. Ed. Fac. Rev. Bonds, (River City Ed.)
5.00%, 7/1/57	Baa3	680,000	682,160
5.00%, 7/1/51	Baa3	1,300,000	1,310,351
5.00%, 7/1/42	Baa3	460,000	471,709
FL State Dev. Fin. Corp. Ed. Fac. 144A Rev. Bonds, (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc.), 4.00%, 7/1/51	BB/P	500,000	430,726
FL State Dev. Fin. Corp. Hlth. Care Fac. Rev. Bonds, (Shands Jacksonville Med. Ctr.), 5.00%, 2/1/52	Ba1	1,500,000	1,456,149
FL State Higher Edl. Fac. Financial Auth. Rev. Bonds
(St. Leo U.), 5.00%, 3/1/44	BB	1,500,000	1,117,815
(Florida Inst. of Tech., Inc.), 4.00%, 10/1/39	BBB−	800,000	726,297
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A−	2,250,000	2,273,252
Lakewood Ranch, Stewardship Dist. Special Assmt. Bonds, (Taylor Ranch), 6.30%, 5/1/54	BB+/P	1,335,000	1,408,643
Palm Beach Cnty., 144A Rev. Bonds, (PBAU Hsg.), Ser. A, 5.00%, 4/1/39	Ba1	1,600,000	1,575,717
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds, (Jupiter Med. Ctr.), Ser. A, 5.00%, 11/1/47	BBB−	1,515,000	1,554,224
Pinellas Cnty., Indl. Dev. Auth. Rev. Bonds, (2017 Foundation for Global Understanding, Inc.), 5.00%, 7/1/39	BBB+/P	500,000	505,541
Southeast Overtown Park West Cmnty. Redev. Agcy. 144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	360,000	360,373
Village Cmnty. Dev. Dist. No. 15 144A Special Assmt. Bonds
5.00%, 5/1/43	BBB/P	1,000,000	1,032,393
4.55%, 5/1/44	BBB−/P	500,000	500,945
Village, 144A Special Assmt., (Village Cmnty. Dev. Dist. No. 13), 3.00%, 5/1/35	BB−/P	2,400,000	2,171,518
Volusia Cnty., Edl. Fac. Auth. Rev. Bonds, (Embry-Riddle Aeronautical U., Inc.), Ser. A, 4.00%, 10/15/39	A1	600,000	596,388
			18,174,201
Georgia (5.0%)
DeKalb Cnty., Hsg. Auth. Multi-Fam. Hsg. Rev. Bonds, (HADC 1086 on Montreal, LLC), 4.00%, 3/1/34	A+	5,000,000	4,936,164
Gainesville and Hall Cnty., Hosp. Auth. Rev. Bonds, (Northeast GA Hlth. Syst.), 3.00%, 2/15/51	A	2,330,000	1,760,324
Main Street Natural Gas, Inc. Gas Supply Mandatory Put Bonds (3/1/32), Ser. B, 5.00%, 12/1/54	Aa1	2,650,000	2,838,911
Muni. Election Auth. of GA Rev. Bonds
(One), Ser. A, 5.25%, 1/1/49	A2	1,000,000	1,081,624
(Plant Vogtle Units 3 & 4), 5.00%, 1/1/56	BBB+	650,000	655,588

Municipal Opportunities Trust 17

MUNICIPAL BONDS AND NOTES (142.9%)* cont.	Rating**	Principal amount	Value
Georgia cont.
Muni. Election Auth. of GA Rev. Bonds
(Plant Vogtle Units 3 & 4), AGM, 5.00%, 7/1/55	AA	$1,700,000	$1,776,524
(Plant Vogtle Units 3 & 4), AGM, 5.00%, 7/1/53	AA	1,500,000	1,580,027
(Plant Vogtle Units 3 & 4), 4.00%, 1/1/51	A2	500,000	458,412
(Plant Vogtle Units 3 & 4), 4.00%, 1/1/51	BBB+	425,000	382,919
Paulding Cnty., Hosp. Auth. Rev. Bonds, (WellStar Hlth. Syst.), 5.00%, 4/1/43	A+	1,400,000	1,492,033
			16,962,526
Hawaii (1.1%)
HI State Harbor Syst. Rev. Bonds, Ser. A, 4.00%, 7/1/34	Aa3	1,625,000	1,620,479
Honolulu City & Cnty., Waste Wtr. Syst. Rev. Bonds, 5.00%, 7/1/37 ##	AA+	2,000,000	2,263,761
			3,884,240
Illinois (13.6%)
Chicago, G.O. Bonds, Ser. A, 5.00%, 1/1/35	BBB+	2,500,000	2,657,208
Chicago, Board of Ed. G.O. Bonds
Ser. C, 5.25%, 12/1/39	BB+	2,250,000	2,250,125
Ser. H, 5.00%, 12/1/36	BB+	500,000	504,307
Chicago, Midway Intl. Arpt. Rev. Bonds, Ser. C, 5.00%, 1/1/40	A	2,250,000	2,357,105
Chicago, O’Hare Intl. Arpt. Rev. Bonds
BAM, 5.25%, 1/1/42	AA	1,465,000	1,614,897
BAM, 5.25%, 1/1/41	AA	1,950,000	2,157,462
Ser. A, 5.00%, 1/1/38	A+	100,000	103,207
Ser. A, 5.00%, 1/1/37	A+	300,000	309,557
IL Fin. Auth. Rev. Bonds, (U. of IL), 5.25%, 10/1/53	Aa2	2,500,000	2,659,024
IL State G.O. Bonds, Ser. A
5.00%, 5/1/38	A3	1,500,000	1,545,969
5.00%, 12/1/31	A3	5,750,000	5,987,222
IL State Fin. Auth. Rev. Bonds
(Lifespace Cmntys, Inc.), Ser. A, 5.00%, 5/15/35	BBB/F	1,025,000	1,015,054
(Riverside Hlth. Syst.), 4.00%, 11/15/34	A+	500,000	500,613
IL State Fin. Auth. Student Hsg. & Academic Fac. Rev. Bonds
(CHF-Chicago, LLC), 5.00%, 2/15/47	Baa3	2,000,000	2,009,735
(U. of IL-CHF-Chicago, LLC), Ser. A, 5.00%, 2/15/37	Baa3	1,000,000	1,015,258
Metro. Pier & Exposition Auth. Rev. Bonds
(McCormick Place Expansion), 4.00%, 6/15/50	A	1,000,000	923,603
4.00%, 12/15/47	A	5,000,000	4,646,143
(McCormick Place Expansion), Ser. B, stepped-coupon zero % (4.70%, 6/15/31), 12/15/37 ††	A	1,000,000	748,257
Metro. Pier & Exposition Auth. Dedicated State Tax Rev. Bonds, (McCormick), Ser. A, NATL, zero %, 12/15/30	A	12,000,000	9,612,593
Sales Tax Securitization Corp. Rev. Bonds, (Second Lien), Ser. A, BAM, 5.00%, 1/1/37	AA	1,100,000	1,169,410
Southern IL U. Rev. Bonds, (Hsg. & Auxiliary), Ser. A, NATL, zero %, 4/1/25	Baa2	1,870,000	1,833,521
			45,620,270

18 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (142.9%)* cont.	Rating**	Principal amount	Value
Indiana (0.9%)
Hammond, Multi-School Bldg. Corp. Rev. Bonds, 5.00%, 7/15/38	AA+	$1,750,000	$1,820,303
Silver Creek, School Bldg. Corp. Rev. Bonds, 3.00%, 1/15/42	AA+	1,600,000	1,330,460
			3,150,763
Iowa (0.5%)
IA State Fin. Auth. Rev. Bonds, (Lifespace Cmnty., Inc. Oblig. Group), Ser. A, 4.00%, 5/15/46	BBB/F	2,000,000	1,752,427
			1,752,427
Kentucky (0.1%)
Louisville, Regl. Arpt. Auth. Syst. Rev. Bonds, Ser. A, 5.00%, 7/1/31	A+	385,000	385,274
			385,274
Louisiana (1.8%)
LA Pub. Fac. Auth. Rev. Bonds, (Calcasieu River Bridge), 5.75%, 9/1/64	Baa3	1,750,000	1,894,670
St. John The Baptist Parish Mandatory Put Bonds (7/1/26), (Marathon Oil Corp.), Ser. A-3, 2.20%, 6/1/37	Baa3	3,010,000	2,942,355
Tangipahoa Parish, Hosp. Svcs. Rev. Bonds, (North Oaks Hlth. Syst.), 4.00%, 2/1/42	A−	1,250,000	1,140,207
			5,977,232
Maryland (1.1%)
Gaithersburg, Econ. Dev. Rev. Bonds, (Asbury, Oblig. Group), Ser. A, 5.00%, 1/1/36	BBB/F	450,000	458,673
MD Econ. Dev. Corp. Rev. Bonds
(Morgan View & Thurgood Marshall Student Hsg.), Ser. A, 6.00%, 7/1/58	BBB−	1,725,000	1,899,466
(Morgan State U.), 4.25%, 7/1/50	BBB−	1,350,000	1,243,755
			3,601,894
Massachusetts (3.2%)
MA State G.O. Bonds, Ser. C, 5.00%, 10/1/52	Aa1	6,500,000	6,927,456
MA State Dev. Fin. Agcy. Rev. Bonds
(Milford Regl. Med. Ctr. Oblig. Group), Ser. F, 5.75%, 7/15/43	BBB	500,000	500,519
(Intl. Charter School), 5.00%, 4/15/33	BBB−	1,000,000	1,001,349
MA State Port Auth. Rev. Bonds, Ser. B, 4.00%, 7/1/46	Aa2	2,500,000	2,314,569
			10,743,893
Michigan (5.9%)
Detroit, G.O. Bonds, (Fin. Recvy.), Ser. B-1, 4.00%, 4/1/44	BB/P	1,700,000	1,343,660
Detroit, City School Dist. G.O. Bonds, Ser. A, AGM, 6.00%, 5/1/29	Aa1	750,000	799,571
Great Lakes, Wtr. Auth. Sewage Disp. Syst. Rev. Bonds, Ser. C
5.25%, 7/1/53	Aa3	1,700,000	1,854,816
5.25%, 7/1/48	Aa3	1,375,000	1,516,604
MI State Fin. Auth. Rev. Bonds, (Trinity Hlth. Corp.), Ser. A, 4.00%, 12/1/49	Aa3	3,845,000	3,579,882
MI State Fin. Auth. Ltd. Oblig. Rev. Bonds, (Lawrence Tech. U.), 4.00%, 2/1/42	BBB−	745,000	622,836

Municipal Opportunities Trust 19

MUNICIPAL BONDS AND NOTES (142.9%)* cont.	Rating**	Principal amount	Value
Michigan cont.
MI State Hsg. Dev. Auth. Rev. Bonds, Ser. A, 2.73%, 10/1/59	AA+	$1,500,000	$951,268
Pontiac City, G.O. Bonds, (Pontiac School Dist.), Q-SBLF
4.00%, 5/1/50 T	Aa1	4,977,000	4,751,890
4.00%, 5/1/45 T	Aa1	4,424,000	4,371,222
			19,791,749
Minnesota (0.6%)
Ramsey, Charter School Rev. Bonds, (PACT Charter School), Ser. A, 5.00%, 6/1/32	BB+	2,000,000	2,026,047
			2,026,047
Missouri (6.9%)
Kansas City, Indl. Dev. Auth. Arpt. Special Oblig. Rev. Bonds
(Kansas City, Intl. Arpt.), AGM, 5.00%, 3/1/57	AA	8,980,000	9,152,443
5.00%, 3/1/46	A2	3,150,000	3,217,266
5.00%, 3/1/35	A2	5,925,000	6,129,641
MI State Hlth. & Edl. Fac. Rev. Bonds, (U. of Hlth. Sciences & Pharmacy in St. Louis)
4.00%, 5/1/43	BB+	1,150,000	917,688
4.00%, 5/1/38	BB+	1,750,000	1,497,870
4.00%, 5/1/34	BB+	1,085,000	978,883
MI State Hlth. & Edl. Fac. 144A Rev. Bonds, (U. of Hlth. Sciences & Pharmacy in St. Louis), 4.00%, 5/1/45	BB+	1,950,000	1,517,355
			23,411,146
Nevada (2.5%)
Las Vegas, Special Assmt. Bonds, (Special Impt. Dist. No. 816), 3.00%, 6/1/41	BB+/P	1,755,000	1,369,140
Sparks, Tourism Impt. Dist. No. 1 144A Rev. Bonds, Ser. A, 2.75%, 6/15/28	Baa2	730,000	711,450
Washoe Cnty., Wtr. Fac. Mandatory Put Bonds (10/1/29), (Sierra Pacific Pwr. Co,)
Ser. F, 4.125%, 3/1/36	A	4,850,000	4,868,180
Ser. C, 4.125%, 3/1/36	A	1,500,000	1,505,623
			8,454,393
New Hampshire (4.0%)
National Fin. Auth. Rev. Bonds
(Caritas Acquisitions VII, LLC), Ser. A, 4.50%, 8/15/55	BBB−/P	2,540,000	2,243,510
(Caritas Acquisitions VII, LLC), Ser. A, 4.25%, 8/15/46	BBB−/P	1,210,000	1,079,958
(Caritas Acquisitions VII, LLC), Ser. A, 4.125%, 8/15/40	BBB−/P	1,070,000	982,822
(NH Bus. Fin. Auth.), Ser. 23-2, 3.875%, 1/20/38	BBB	1,774,878	1,687,427
(NH Bus. Fin. Auth.), Ser. 2, 3.625%, 8/20/39	A3	2,743,145	2,566,006
National Fin. Auth. Hosp. Rev. Bonds, (St. Luke’s Hosp. Oblig. Group)
4.00%, 8/15/40	A3	1,040,000	1,012,887
4.00%, 8/15/37	A3	850,000	845,483

20 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (142.9%)* cont.	Rating**	Principal amount	Value
New Hampshire cont.
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Elliot Hosp.), 5.00%, 10/1/38	A3	$500,000	$506,536
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A−	2,500,000	2,534,885
			13,459,514
New Jersey (0.5%)
Passaic Cnty., Impt. Auth. Rev. Bonds, (Paterson Arts & Science Charter School), 5.50%, 7/1/58	BBB−	550,000	570,795
South Jersey, Trans. Auth. Syst. Rev. Bonds, Ser. A, 5.25%, 11/1/52	BBB+	1,000,000	1,067,129
			1,637,924
New Mexico (0.7%)
Sante Fe, Retirement Fac. Rev. Bonds
(El Castillo Retirement Residences), Ser. A, 5.00%, 5/15/44	BB+/F	975,000	983,639
(El Castillo Retirement Res.), 5.00%, 5/15/42	BB+/F	1,460,000	1,460,282
			2,443,921
New York (15.8%)
Metro. Trans. Auth. Rev. Bonds
Ser. A, 5.50%, 11/15/47	A3	6,000,000	6,662,870
Ser. A, 5.25%, 11/15/49	A3	2,000,000	2,163,799
(Green Bond), Ser. C-1, 5.00%, 11/15/50	A3	1,500,000	1,554,538
Ser. C-1, 4.00%, 11/15/35	A3	1,000,000	1,004,264
NY City, Hsg. Dev. Corp. Multi-Fam. Hsg. Rev. Bonds
Ser. I-1, 2.80%, 11/1/60	AA+	2,000,000	1,313,230
(Sustainability Bonds), Ser. I-1, FHA Insd., 2.55%, 11/1/45	AA+	2,025,000	1,460,314
NY City, Transitional Fin. Auth. Rev. Bonds
(Future Tax Secd.), Ser. E-1, 3.00%, 2/1/51	AAA	4,125,000	3,190,909
Ser. B-1, 3.00%, 8/1/48	AAA	5,875,000	4,610,034
NY Counties, Tobacco Trust VI Rev. Bonds, Ser. A-2B, 5.00%, 6/1/45	BB+	1,000,000	938,801
NY State Liberty Dev. Corp. Rev. Bonds
Ser. A, BAM, 3.00%, 11/15/51	AA	3,500,000	2,684,587
(Port Auth. of NY & NJ), Ser. 1WTC, 2.75%, 2/15/44	AA−	2,335,000	1,793,970
NY State Thruway Auth. Personal Income Tax Rev. Bonds, Ser. C, 5.00%, 3/15/54	AA+	5,500,000	5,822,514
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds
(JFK Intl. Arpt. New Term. One, LLC), 6.00%, 6/30/54	Baa3	2,400,000	2,592,416
(Laguardia Arpt. Term. B Redev. Program), Ser. A, 5.00%, 7/1/46	Baa2	500,000	497,272
(Delta Air Lines, Inc.), 5.00%, 10/1/40	Baa3	2,000,000	2,064,751
NY State Urban Dev. Corp. Rev. Bonds, (Bidding Group 4), Ser. A, 3.00%, 3/15/50	AA+	1,060,000	833,456
Oneida Indian Nation 144A Tax Rev. Bonds, (Oneida Indian Nation of NY), Ser. B, 6.00%, 9/1/43	BBB−/F	475,000	518,199
Port Auth. of NY & NJ Rev. Bonds
Ser. 218, 5.00%, 11/1/49 T	Aa3	2,980,000	3,124,411
Ser. 207, 5.00%, 9/15/29	Aa3	2,925,000	3,048,208

Municipal Opportunities Trust 21

MUNICIPAL BONDS AND NOTES (142.9%)* cont.	Rating**	Principal amount	Value
New York cont.
Suffolk, Regl. Off-Track Betting Corp. Rev. Bonds, 6.00%, 12/1/53	BB−/P	$2,270,000	$2,364,669
Triborough Bridge & Tunnel Auth. Sales Tax Rev. Bonds, 5.25%, 5/15/57	AA+	4,400,000	4,759,563
			53,002,775
North Carolina (1.0%)
NC State Med. Care Comm. Hlth. Care Fac. Rev. Bonds, (Lutheran Svcs. for the Aging, Inc. Oblig. Group), 4.00%, 3/1/51	BBB/F	2,250,000	1,928,339
NC State Med. Care Comm. Retirement Fac. Rev. Bonds, (United Methodist Retirement Homes, Inc. (The))			||5||
5.00%, 10/1/49	BBB/F	500,000	514,999
5.00%, 10/1/44	BBB/F	505,000	526,552
NC State Med. Care Comm. Retirement Fac. Rev. Bonds, (Maryfield, Inc. Oblig. Group), 5.00%, 10/1/45	BB/P	500,000	501,756
			3,471,646
Ohio (4.4%)
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds
Ser. B-2, Class 2, 5.00%, 6/1/55	CCC/P	5,265,000	4,761,617
Ser. A-2, Class 1, 3.00%, 6/1/48	BBB+	3,560,000	2,650,394
Cleveland-Cuyahoga Cnty., Port Auth. Cultural Fac. Rev. Bonds, (Playhouse Square Foundation), 5.50%, 12/1/53	BB+	500,000	506,163
Montgomery Cnty., Hosp. Rev. Bonds, (Kettering Hlth. Network), 4.00%, 8/1/47	A+	3,000,000	2,798,805
OH State Higher Edl. Fac. Comm. Rev. Bonds, (Ashtabula Cnty. Med. Ctr.), 5.25%, 1/1/47	BBB+/F	2,750,000	2,868,241
Port of Greater Cincinnati Dev. Auth. Rev. Bonds, (Duke Energy), 5.00%, 12/1/63	AA	1,250,000	1,309,218
Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds, (Memorial Hlth. Syst. Oblig. Group), 5.50%, 12/1/43	B+/F	120,000	115,414
			15,009,852
Oregon (0.9%)
Clackamas Cnty., Hosp. Fac. Auth. Rev. Bonds, (Rose Villa, Inc.), Ser. A, 5.25%, 11/15/50	BB/P	1,000,000	1,001,643
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds, (Terwilliger Plaza, Inc.), 5.00%, 12/1/36	BB+/F	650,000	650,736
Salem, Hosp. Fac. Auth. Rev. Bonds, (Salem Hlth.), Ser. A, 5.00%, 5/15/33	A+	1,500,000	1,532,459
			3,184,838
Other (0.7%)
Federal Home Loan Mortgage Corporation Structured Pass-through certificates Ser. 24 ML-22, Class A-US, 4.545%, 10/25/40	AA+	2,244,082	2,314,687
			2,314,687
Pennsylvania (7.8%)
Allegheny Cnty., Arpt. Auth. Rev. Bonds, Ser. A
AGM, 5.50%, 1/1/48	AA	5,000,000	5,404,894
5.00%, 1/1/34	AA	3,480,000	3,676,805
AGM, 4.00%, 1/1/46	AA	750,000	712,777
Bucks Cnty., Wtr. & Swr. Auth. Rev. Bonds, Ser. A, AGM, 5.25%, 12/1/47	AA	2,175,000	2,360,782

22 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (142.9%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
Cumberland Cnty., Muni. Auth. Rev. Bonds, (Diakon Lutheran Social Ministries)
5.00%, 1/1/32	BBB/F	$200,000	$201,860
5.00%, 1/1/31	BBB/F	1,000,000	1,009,413
Lancaster Cnty., Hosp. & Hlth. Ctr. Auth. Rev. Bonds
(Masonic Villages of the Grand Lodge of PA), 5.125%, 11/1/38	A	2,000,000	2,133,639
(St. Anne’s Retirement Cmnty.), 5.00%, 3/1/50	BB/F	500,000	428,325
(St. Anne’s Retirement Cmnty.), 5.00%, 3/1/40	BB/F	500,000	461,129
Lancaster Cnty., Hosp. Auth. Hlth. Care Fac. Rev. Bonds, (Moravian Manors, Inc.), Ser. A, 5.00%, 6/15/44	BB+/F	1,000,000	950,740
Montgomery Cnty., Indl. Dev. Auth. Rev. Bonds, (Pub. School of Germantown (The)), 4.00%, 10/1/36	BBB+	450,000	423,586
PA State Econ. Dev. Fin. Auth. Rev. Bonds, (PennDOT Major Bridges), AGM, 5.75%, 12/31/62	AA	1,350,000	1,480,601
PA State Tpk. Comm. Rev. Bonds, 4.90%, 12/1/44	Aa3	4,385,000	4,467,321
Philadelphia, Auth. for Indl. Dev. 144A Rev. Bonds (U. of Arts (The))
12.834%, 3/5/25 (In default) F †	D/P	304,075	273,276
12.834%, 3/5/25 (In default) F †	D/P	31,780	31,144
12.834%, 3/5/25 (In default) F †	D/P	115,548	113,237
12.834%, 3/5/25 (In default) F †	D/P	91,222	82,336
5.00%, 3/15/45 (In default) †	D/P	1,487,059	892,236
Philadelphia, Auth. For Indl. Dev. Multi-Fam. 144A Rev. Bonds, (University Sq. Apt.), 5.25%, 12/1/47	BBB−/P	1,400,000	1,350,936
			26,455,037
Puerto Rico (1.8%)
Cmnwlth. of PR, G.O. Bonds, Ser. A-1
4.00%, 7/1/41	BB−/P	5,000,000	4,722,562
4.00%, 7/1/37	BB−/P	1,250,000	1,214,025
			5,936,587
Rhode Island (0.8%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B, 5.00%, 6/1/50	BBB−/P	2,750,000	2,755,524
			2,755,524
South Dakota (1.0%)
Lincoln Cnty., Econ. Dev. Rev. Bonds
(Augustana College Assoc. (The)), 4.00%, 8/1/61	BBB−	2,355,000	1,878,062
(Augustana College Assn. (The)), 4.00%, 8/1/51	BBB−	2,000,000	1,669,595
			3,547,657
Tennessee (1.9%)
Knox Cnty., Hlth. Ed. & Hsg. Fac. Board Student Hsg. Rev. Bonds, (Provident Group — UTK Properties, LLC), Ser. A-1, BAM, 5.00%, 7/1/64	AA	3,415,000	3,526,649
Metro. Govt. Nashville & Davidson Cnty., Hlth. & Edl. Fac. Board Rev. Bonds, (Blakeford at Green Hills), Ser. A, 4.00%, 11/1/55	BBB−/F	2,250,000	1,804,259
Metro. Nashville, Arpt. Auth. Rev. Bonds, Ser. B, 5.50%, 7/1/42	A1	1,125,000	1,236,872
			6,567,780

Municipal Opportunities Trust 23

MUNICIPAL BONDS AND NOTES (142.9%)* cont.	Rating**	Principal amount	Value
Texas (13.2%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds, (Uplift Ed.), Ser. A, 5.00%, 12/1/36	BBB−	$500,000	$506,446
Arlington, Higher Ed. Fin. Corp. 144A Rev. Bonds, (BASIS TX Charter Schools, Inc.), 4.75%, 6/15/49	Ba2	915,000	895,446
Austin-Bergstrom Landhost Enterprises, Inc. Rev. Bonds
5.00%, 10/1/35	A	1,045,000	1,060,526
5.00%, 10/1/34	A	530,000	538,618
Clifton, Higher Ed. Fin. Corp. Ed. Rev. Bonds, (Intl. Leadership of TX, Inc.), PSFG
4.25%, 8/15/53	Aaa	4,800,000	4,793,212
4.125%, 8/15/49	Aaa	1,250,000	1,213,948
Clifton, Higher Ed. Fin. Corp. Ed. Rev. Bonds
(Intl. Leadership), Ser. D, 6.125%, 8/15/48	Baa3	1,150,000	1,165,373
(IDEA Pub. Schools), 5.00%, 8/15/28	A−	300,000	308,388
(YES Prep Pub. Schools, Inc.), PSFG, 4.25%, 4/1/48	Aaa	2,000,000	1,991,440
Grand Parkway Trans. Corp. Rev. Bonds, Ser. A, 5.00%, 10/1/48	AA+	3,500,000	3,620,400
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(YMCA of the Greater Houston Area), Ser. A, 5.00%, 6/1/38	Ba1	1,500,000	1,406,968
(Brazos Presbyterian Homes, Inc.), 5.00%, 1/1/37	BB+/F	1,000,000	1,015,932
(YMCA of the Greater Houston Area), Ser. A, 5.00%, 6/1/33	Ba1	800,000	792,270
Love Field, Gen. Arpt. Modernization Corp. Rev. Bonds, 5.00%, 11/1/35	A1	1,000,000	1,008,203
Matagorda Cnty., Poll. Control Rev. Bonds, (Dist. No. 1), Ser. A, AMBAC, 4.40%, 5/1/30	BBB+	1,500,000	1,566,942
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(TX Woman’s U. CHF-Collegiate Hsg. Dining), Ser. B-1, AGM, 4.125%, 7/1/53	AA	1,000,000	913,716
(Woman’s U.-Collegiate Hsg. Denton, LLC), Ser. A-1, AGM, 4.125%, 7/1/53	AA	1,000,000	921,664
North TX, Tollway Auth. Rev. Bonds, (1st Tier), Ser. I, 6.50%, 1/1/43 (Prerefunded 1/1/25)	Aa3	2,000,000	2,009,404
San Antonio, Elec. & Gas Syst. Rev. Bonds, Ser. C, 5.50%, 2/1/49	Aa2	5,000,000	5,609,435
Seguin, Indpt. School Dist. G.O. Bonds, Ser. A, PSFG, 4.00%, 2/15/54	Aaa	3,250,000	3,111,512
Tarrant Cnty., Cultural Ed. Fin. Corp. Retirement Fac. Rev. Bonds, (Buckner Retirement Svcs.), Ser. B, 5.00%, 11/15/40	A−/F	2,000,000	1,996,989
TX State Pub. Fin. Auth. Rev. Bonds, (TX Southern U.), BAM
5.25%, 5/1/42	AA	400,000	428,841
5.25%, 5/1/41	AA	400,000	430,468
5.25%, 5/1/40	AA	400,000	432,330
TX State Trans. Comm. Rev. Bonds, (Central TX Tpk. Syst.), Ser. A, 3.00%, 8/15/40	A2	2,825,000	2,433,382
TX Wtr. Dev. Board State Wtr. Implementation Rev. Bonds, Ser. A, 4.875%, 10/15/48	AAA	3,000,000	3,186,129

24 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (142.9%)* cont.	Rating**	Principal amount	Value
Texas cont.
Uptown Dev. Auth. Tax Alloc. Bonds, (City of Houston Reinvestment Zone No. 16)
3.00%, 9/1/40	Baa2	$750,000	$580,027
3.00%, 9/1/39	Baa2	725,000	569,421
			44,507,430
Utah (1.5%)
Black Desert Pub. Infrastructure Dist. 144A Special Assmt. Bonds, 5.625%, 12/1/53	BB+/P	700,000	717,900
Infrastructure Agcy. Telecomm. Rev. Bonds
6.00%, 10/15/47	BBB−/F	1,650,000	1,814,223
5.00%, 10/15/37	BBB−/F	1,200,000	1,249,827
Mida Mountain Village Pub. Infrastructure Dist. 144A Special Assmt. Bonds, (Mountain Village Assmt. Area No. 2), 4.00%, 8/1/50	B/P	1,625,000	1,398,246
			5,180,196
Virginia (0.4%)
VA State Small Bus. Fin. Auth. Rev. Bonds, (Elizabeth River Crossings OpCo, LLC)
4.00%, 1/1/40	BBB	750,000	716,733
4.00%, 1/1/36	BBB	630,000	620,389
			1,337,122
Washington (5.5%)
Grays Harbor Cnty., Pub. Hosp. Dist. No. 1 Rev. Bonds, 6.875%, 12/1/49	BB+	4,000,000	4,480,344
King Cnty., Public Hosp. Dist. No. 1 G.O. Bonds, (Valley Med. Ctr.), 5.00%, 12/1/38	A2	2,365,000	2,460,610
Port of Seattle Rev. Bonds, Ser. B, 5.00%, 8/1/40	AA−	1,000,000	1,054,858
WA State Hsg. Fin. Comm. Rev. Bonds
(Eastside Retirement Assn.), Ser. A, 5.00%, 7/1/43	A−/F	2,030,000	2,140,842
Ser. 1, Class A, 4.085%, 3/20/40	A3	899,608	867,331
(Social Certif.), Ser. A-1, 3.50%, 12/20/35	BBB+	2,566,164	2,416,501
Ser. 1, Class A, 3.375%, 4/20/37	BBB+	2,579,421	2,329,408
WA State Hsg. Fin. Comm. Nonprofit 144A Rev. Bonds, (Seattle Academy of Arts & Sciences), 6.25%, 7/1/59	BBB	2,750,000	3,005,941
			18,755,835
Wisconsin (8.1%)
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds, (Sr. Oblig. Group), 5.25%, 7/1/28	BBB+	200,000	200,141
Pub. Fin. Auth. Conference Ctr. & Hotel Rev. Bonds, (U. of NC Charlotte Foundation), Ser. A
4.00%, 9/1/56	BB+/P	1,000,000	710,969
4.00%, 9/1/51	BB+/P	750,000	550,863
Pub. Fin. Auth. Ed. 144A Rev. Bonds, (North Carolina Leadership Academy), 5.00%, 6/15/49	BB+/P	1,580,000	1,506,787
Pub. Fin. Auth. Multi-Fam Affordable Hsg. 144A Rev. Bonds, (Dominium Holdings I, LLC), Ser. 1, Class B-1, 6.81%, 4/28/36	BBB−/P	1,750,000	1,780,752
Pub. Fin. Auth. Multi-Fam. Hsg. 144A Rev. Bonds, (Promenade Apt.), 6.25%, 2/1/39	BB−/P	1,000,000	1,033,963

Municipal Opportunities Trust 25

MUNICIPAL BONDS AND NOTES (142.9%)* cont.	Rating**	Principal amount	Value
Wisconsin cont.
Pub. Fin. Auth. Pooled Charter School Certif. Rev. Bonds, Ser. 23-1, Class A, 5.75%, 7/1/62	Aa3	$2,624,033	$2,757,554
Pub. Fin. Auth. Student Hsg. Fac. Rev. Bonds, (Appalachian State U.), Ser. A, AGM
4.00%, 7/1/50	AA	700,000	663,824
4.00%, 7/1/45	AA	600,000	576,600
4.00%, 7/1/40	AA	500,000	489,506
4.00%, 7/1/38	AA	435,000	430,614
4.00%, 7/1/34	AA	300,000	300,144
Pub. Fin. Auth. Student Hsg. Fac. 144A Rev. Bonds, (CHF-Manoa, LLC), Ser. A, 5.75%, 7/1/63	BBB−	1,000,000	1,066,006
WI Pub. Fin. Auth. Hotel Rev. Bonds
(Grand Hyatt), 5.00%, 2/1/62	BBB−	700,000	706,786
(Grand Hyatt Sanitary), 5.00%, 2/1/52	BBB−	1,000,000	1,015,029
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Marshfield Clinic Hlth. Syst.), 5.50%, 2/15/54	BBB	1,600,000	1,730,538
(Hmong American Peace Academy, Ltd.), 5.00%, 3/15/50	BBB	1,000,000	1,002,024
(Froedtert Health, Inc.), Ser. A, 4.00%, 4/1/41	AA	4,865,000	4,716,650
(Froedtert Health, Inc.), Ser. A, 4.00%, 4/1/37	AA	3,000,000	3,002,498
(Advocate Aurora Hlth. Oblig. Group), Ser. A, 4.00%, 8/15/35	AA	3,000,000	3,004,556
WI State Pub. Fin. Auth Sr. Living 144A Rev. Bonds, (Mary’s Woods at Marylhurst), Ser. A, 5.25%, 5/15/37	BB/F	250,000	253,369
			27,499,173
Total municipal bonds and notes (cost $481,631,757)			$483,307,879

SHORT-TERM INVESTMENTS (1.6%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 4.95% L	Shares	5,123,981	$5,123,981
U.S. Treasury Bills 4.628%, 1/16/25 #		$400,000	396,241
Total short-term investments (cost $5,520,167)			$5,520,222

TOTAL INVESTMENTS
Total investments (cost $487,151,924)	$488,828,101

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2024 through October 31, 2024 (the reporting period). Within the following notes to the portfolio, references to “Franklin Advisers” represent Franklin Advisers, Inc., the fund’s investment manager, a direct wholly-owned subsidiary of Franklin Resources, Inc., and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $338,284,729.
**	The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

26 Municipal Opportunities Trust

†	This security is non-income-producing.
††	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $288,177 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
##	Forward commitment, in part or in entirety (Note 1).
F	This security is valued by Franklin Advisers at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
L	Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
T	Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index, US Secured Overnight Financing Rate (SOFR), Chicago Mercantile Exchange (CME) Term SOFR 3 Month or CME Term SOFR 6 Month rates, which were 3.24%, 4.90%, 4.56%, and 4.41%, respectively, as of the close of the reporting period.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Transportation	31.1%
	Healthcare	25.5
	Education	22.1
	Housing	12.8
	State debt	11.5
	Utilities	10.0

FUTURES CONTRACTS OUTSTANDING at 10/31/24 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation
U.S. Treasury Bond Ultra 30 yr (Short)	47	$5,904,375	$5,904,375	Dec-24	$400,883
Unrealized appreciation					400,883
Unrealized (depreciation)					—
Total					$400,883

Municipal Opportunities Trust 27

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$482,807,886	$499,993
Short-term investments	—	5,520,222	—
Totals by level	$—	$488,328,108	$499,993

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$400,883	$—	$—
Totals by level	$400,883	$—	$—

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

28 Municipal Opportunities Trust

Statement of assets and liabilities 10/31/24 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $482,027,943)	$483,704,120
Affiliated issuers (identified cost $5,123,981) (Note 6)	5,123,981
Interest and other receivables	6,632,069
Receivable for investments sold	10,000
Prepaid assets	21,661
Total assets	495,491,831

LIABILITIES
Payable for investments purchased	284
Payable for purchases of delayed delivery securities (Note 1)	2,302,860
Payable for shares of the fund repurchased	256,810
Payable for compensation of Manager (Note 2)	1,060,496
Payable for custodian fees (Note 2)	9,414
Payable for investor servicing fees (Note 2)	58,365
Payable for Trustee compensation and expenses (Note 2)	147,381
Payable for administrative services (Note 2)	1,108
Payable for floating rate notes issued (Note 1)	13,286,193
Payable for variation margin on futures contracts (Note 1)	2,906
Preferred share remarketing agent fees	95,373
Distributions payable to shareholders	1,044,757
Distributions payable to preferred shareholders (Note 1)	144,285
Other accrued expenses	71,870
Total liabilities	18,482,102
Series B remarketed preferred shares : (2,876 shares authorized and issued at $25,000 per
share) (Note 4)	71,900,000
Series C remarketed preferred shares: (2,673 shares authorized and issued at $25,000 per
share) (Note 4)	66,825,000
Net assets	$338,284,729

REPRESENTED BY
Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$362,730,817
Total distributable earnings (Note 1)	(24,446,088)
Total — Representing net assets applicable to common shares outstanding	$338,284,729

COMPUTATION OF NET ASSET VALUE
Net asset value per common share
($338,284,729 divided by 29,596,442 shares)	$11.43

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust 29

Statement of operations Six months ended 10/31/24 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $112,158 from investments in affiliated issuers) (Note 6)	$10,826,405
Total investment income	10,826,405

EXPENSES
Compensation of Manager (Note 2)	1,357,635
Investor servicing fees (Note 2)	87,611
Custodian fees (Note 2)	8,635
Trustee compensation and expenses (Note 2)	6,951
Administrative services (Note 2)	2,044
Preferred share remarketing agent fees	106,356
Interest and fees expense (Note 1)	179,934
Other	132,196
Fees waived and reimbursed by Manager (Note 2)	(297,212)
Total expenses	1,584,150
Expense reduction (Note 2)	(312)
Net expenses	1,583,838

Net investment income	9,242,567

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on:
Securities from unaffiliated issuers (Notes 1 and 3)	(1,580,834)
Futures contracts (Note 1)	(1,309,863)
Total net realized loss	(2,890,697)
Change in net unrealized appreciation on:
Securities from unaffiliated issuers	10,563,754
Futures contracts	141,354
Total change in net unrealized appreciation	10,705,108

Net gain on investments	7,814,411

Net increase in net assets resulting from operations	17,056,978

Distributions to Series B and C remarketed preferred shareholders (Note 1):
From tax exempt net investment income	(4,123,329)
Net increase in net assets resulting from operations (applicable to common shareholders)	$12,933,649

The accompanying notes are an integral part of these financial statements.

30 Municipal Opportunities Trust

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 10/31/24*	Year ended 4/30/24
Operations
Net investment income	$9,242,567	$18,255,856
Net realized loss on investments	(2,890,697)	(6,952,181)
Change in net unrealized appreciation of investments	10,705,108	7,694,430
Net increase in net assets resulting from operations	17,056,978	18,998,105

Distributions to Series B and C remarketed preferred shareholders (Note 1):
From ordinary income
Taxable net investment income	—	(79,824)
From tax exempt net investment income	(4,123,329)	(8,290,756)
Net increase in net assets resulting from operations
(applicable to common shareholders)	12,933,649	10,627,525

Distributions to common shareholders (note 1):
From ordinary income
Taxable net investment income	—	(382,899)
From tax exempt net investment income	(6,358,893)	(8,915,496)
From return of capital	—	(4,335,030)
Decrease from shares repurchased (Note 5)	(15,239,017)	(27,461,339)
Total decrease in net assets	(8,664,261)	(30,467,239)

NET ASSETS
Beginning of period	346,948,990	377,416,229
End of period	$338,284,729	$346,948,990

NUMBER OF FUND SHARES
Common shares outstanding at beginning of period	31,059,691	33,778,634
Shares repurchased (Note 5)	(1,463,249)	(2,718,943)
Common shares outstanding at end of period	29,596,442	31,059,691

Series B Remarketed preferred shares outstanding at
beginning and end of period	2,876	2,876

Series C Remarketed preferred shares outstanding at
beginning and end of period	2,673	2,673

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust 31

Financial highlights
(For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
	Six months
	ended**			Year ended
	10/31/24	4/30/24	4/30/23	4/30/22	4/30/21	4/30/20
Net asset value, beginning of period
(common shares)	$11.17	$11.17	$11.63	$13.95	$12.49	$13.26
Investment operations:
Net investment income[a]	.30	.56	.49	.45	.48	.54
Net realized and unrealized
gain (loss) on investments	.26	.03	(.18)	(2.13)	1.76	(.56)
Total from investment operations	.56	.59	.31	(1.68)	2.24	(.02)
Distributions to preferred shareholders:
From net investment income	(.14)	(.26)	(.16)	(.01)	(.01)	(.07)
From capital gains	—	—	—	—[g]	—	(.05)
Total from investment operations
(applicable to common shareholders)	.42	.33	.15	(1.69)	2.23	(.14)
Distributions to common shareholders:
From net investment income	(.21)	(.29)	(.53)	(.40)	(.66)	(.28)
From capital gains	—	—	—	(.23)	(.11)	(.36)
From return of capital	—	(.13)	(.09)	—	—	—
Total distributions	(.21)	(.42)	(.62)	(.63)	(.77)	(.64)
Increase from shares repurchased[b]	.05	.09	.01	—[g]	—	.01
Net asset value, end of period
(common shares)	$11.43	$11.17	$11.17	$11.63	$13.95	$12.49
Market price, end of period
(common shares)	$10.49	$9.72	$10.29	$10.69	$13.72	$11.63
Total return at market price (%)
(common shares)[c]	10.11*	(1.46)	1.83	(18.22)	24.88	(0.19)
Total return at net asset value (%)
(common shares)[c]	4.21*	3.90	1.56	(12.60)	18.13	(1.22)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(common shares)(in thousands)	$338,285	$346,949	$377,416	$394,832	$475,965	$426,109
Ratio of expenses to average
net assets (including interest
expense) (%)[d,e,f]	.45*h	.96[h]	1.20[h]	.99	.97[h]	1.02[h]
Ratio of net investment income
to average net assets (%)[e]	1.46*h	2.76[h]	3.02[h]	3.23	3.46[h]	3.51[h]
Portfolio turnover (%)	9*	51	36	32	22	48

(Continued on next page)

32 Municipal Opportunities Trust

Financial highlights cont.

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b See Note 5.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements, if any (Note 2).

e Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

f Includes interest and fee expense associated with borrowings which amounted to the following amounts as a percentage of average net assets:

October 31, 2024	0.05%
April 30, 2024	0.18
April 30, 2023	0.36
April 30, 2022	0.09
April 30, 2021	0.08
April 30, 2020	0.16

g Amount represents less than $0.01 per share.

h Reflects waiver of certain fund expenses in connection with the fund’s remarketing preferred shares during the period. As a result of such waivers, the expenses of the fund reflect a reduction as a percentage of average net assets for the periods noted below. (Note 2).

October 31, 2024	0.09%
April 30, 2024	0.21
April 30, 2023	0.13
April 30, 2021	0.03
April 30, 2020	0.04

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust 33

Notes to financial statements 10/31/24 (Unaudited)

Unless otherwise noted, the “reporting period” represents the period from May 1, 2024 through October 31, 2024. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
1940 Act	Investment Company Act of 1940, as amended
Franklin Advisers	Franklin Advisers, Inc., a direct wholly-owned subsidiary of Franklin Templeton, and the fund’s investment manager for periods on or after July 15, 2024
Franklin Distributors	Franklin Distributors, LLC, an indirect wholly-owned subsidiary of Franklin Templeton, and the fund’s distributor and principal underwriter for periods on or after August 2, 2024
Franklin Templeton	Franklin Resources, Inc.
Franklin Templeton	Franklin Templeton Services, LLC, a wholly-owned subsidiary of Franklin Templeton
Services
OTC	Over-the-counter
PIL	Putnam Investments Limited, an indirect wholly-owned subsidiary of Franklin Templeton
PSERV	Putnam Investor Services, Inc., a wholly-owned subsidiary of Franklin Templeton
Putnam Management	Putnam Investment Management, LLC, an indirect wholly-owned subsidiary of Franklin
Templeton, and the fund’s investment manager for periods prior to July 15, 2024
Putnam Retail	Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of
Management	Franklin Templeton, and the fund’s distributor and principal underwriter for periods prior to
August 2, 2024
SEC	Securities and Exchange Commission
State Street	State Street Bank and Trust Company

Putnam Municipal Opportunities Trust (the fund) is a Massachusetts business trust, which is registered under the 1940 Act as a non-diversified closed-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non-diversified fund to the extent permitted by applicable law. Under current law, shareholder approval would be required before the fund could operate as a non-diversified fund. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with the preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment-grade and some below investment-grade municipal bonds selected by Putnam Management. The fund also uses leverage, primarily by issuing preferred shares in an effort to enhance the returns for the common shareholders. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value. The fund also uses leverage which involves risk and may increase the volatility of the fund’s net asset value.

The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the fund, including claims against Trustees and Officers, must be brought in courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The fund follows the accounting and reporting guidance in Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946) and applies

34 Municipal Opportunities Trust

the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees (Trustees). The Trustees have formed a Pricing Committee to oversee the implementation of these procedures. Under compliance policies and procedures approved by the Trustees, the Trustees have designated the fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC). The VC is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by the fund’s investment manager. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that the fund’s investment manager does not believe accurately reflects the security’s fair value, the security will be valued at fair value by the fund’s investment manager, which has been designated as valuation designee pursuant to Rule 2a–5 under the 1940 Act, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Municipal Opportunities Trust 35

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $20,778,568 were held by the TOB trust and served as collateral for $13,286,193 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $154,231 for these investments based on an average interest rate of 3.45%.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits

36 Municipal Opportunities Trust

in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At April 30, 2024, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$10,084,668	$11,312,613	$21,397,281

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $486,965,349, resulting in gross unrealized appreciation and depreciation of $18,817,907 and $16,554,272, respectively, or net unrealized appreciation of $2,263,635.

Distributions to shareholders Distributions to common and preferred shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The fund pays targeted distribution rates to its common shareholders. Distributions are sourced first from tax-exempt and ordinary income. The balance of the distributions, if any, comes next from capital gain and then will constitute a return of capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in their shares of the fund. The fund may make return of capital distributions to achieve the targeted distribution rates. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 7 day period. The applicable dividend rate for the remarketed preferred shares on October 31, 2024 was 5.51% for Series B and 5.25% for Series C shares. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

During the reporting period, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, dividends to the remarketed preferred shares have been paid at the “maximum dividend rate,” pursuant to the fund’s by-laws, which, based on the current credit quality of the remarketed preferred shares, equals 110% of the higher of the 30-day “AA” composite commercial paper rate and the taxable equivalent of the short-term municipal bond rate.

Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference (redemption value of preferred shares, plus accumulated and unpaid dividends) of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

Effective July 15, 2024, Putnam Management transferred its management contract with the fund to Franklin Advisers. As a result of the transfer, Franklin Advisers replaced Putnam Management as the investment adviser of the fund. In connection with the transfer, the fund’s portfolio managers, along with supporting research analysts and certain other investment staff of Putnam Management, also became employees of Franklin Advisers.

In addition, Putnam Management transferred to Franklin Advisers the sub-management contract between Putnam Management and PIL in respect of the fund.

The fund pays Franklin Advisers for management and investment advisory services quarterly based on the average net assets of the fund, including assets attributable to preferred shares. Such fee is based on the following annual rates based on the average weekly net assets attributable to common and preferred shares.

Municipal Opportunities Trust 37

The lesser of (i) 0.550% of average net assets attributable to common and preferred shares outstanding, or(ii) the following rates:

	of the first $500 million of average		of the next $5 billion of average weekly
0.650%	weekly net assets,	0.425%	net assets,
	of the next $500 million of average		of the next $5 billion of average weekly
0.550%	weekly net assets,	0.405%	net assets,
	of the next $500 million of average		of the next $5 billion of average weekly
0.500%	weekly net assets,	0.390%	net assets and
	of the next $5 billion of average weekly	0.380%	of any excess thereafter.
0.450%	net assets,

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.279% of the fund’s average net assets attributable to common and preferred shares outstanding.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fees rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period). For the reporting period, Putnam Management reimbursed $297,212 to the fund. Any amount in excess of the fee payable to Putnam Management for a given period will be used to reduce any subsequent fee payable to Putnam Management, as may be necessary. As of October 31, 2024, this excess amounted to $4,882,474.

Effective July 15, 2024, Franklin Advisers retained Putnam Management as sub-adviser for the fund pursuant to a new sub-advisory agreement. Pursuant to the agreement, Putnam Management provides certain advisory and related services to the fund. Franklin Advisers pays a monthly fee to Putnam Management based on the costs of Putnam Management in providing these services to the fund, which may include a mark-up not to exceed 15% over such costs.

During the reporting period, PIL was authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Franklin Advisers from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. Effective November 1, 2024, PIL, and its investment professionals, merged into Franklin Templeton Investment Management Limited (FTIML), an affiliate of the investment manager, and FTIML became a sub-advisor to the fund. If Franklin Advisers were to engage the services of FTIML or PIL, Franklin Advisers would pay a monthly sub-management fee to FTIML or PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by FTIML or PIL.

Effective June 1, 2024, Franklin Templeton Services provides certain administrative services to the fund. The fee for those services is paid by the fund’s investment manager based on the fund’s average daily net assets and is not an additional expense of the fund.

The fund reimburses Franklin Advisers an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

PSERV, an affiliate of Franklin Advisers, provides investor servicing agent functions to the fund. PSERV was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PSERV and State Street whereby PSERV’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $312 under the expense offset arrangements.

38 Municipal Opportunities Trust

Each Independent Trustee of the fund receives an annual Trustee fee, of which $240, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable from July 1, 1995 through December 31, 2023. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$41,756,495	$55,238,506
U.S. government securities (Long-term)	—	—
Total	$41,756,495	$55,238,506

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Preferred Shares

The Series B (2,876) and C (2,673) Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the 1940 Act, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At period end, no such restrictions have been placed on the fund.

Note 5: Shares repurchased

In September 2024, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 365 day period ending September 30, 2025 (based on shares outstanding as of September 30, 2024). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 366 day period ending September 30, 2024 (based on shares outstanding as of September 30, 2023). Repurchases are made when the fund’s shares are trading at less than net asset value (and, therefore, increase the net asset value per share of the fund’s remaining shares) and in accordance with procedures approved by the fund’s Trustees.

Municipal Opportunities Trust 39

For the reporting period, the fund repurchased 1,463,249 common shares for an aggregate purchase price of $15,239,017, which reflects a weighted-average discount from net asset value per share of 9.84%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

For the previous fiscal year, the fund repurchased 2,718,943 common shares for an aggregate purchase price of $27,461,339, which reflected a weighted-average discount from net asset value per share of 9.75%. The weighted-average discount reflected the payment of commissions by the fund to execute repurchase trades.

At the close of the reporting period, Putnam Investments, LLC owned approximately 1,786 shares of the fund (0.006% of the fund’s shares outstanding), valued at $20,414 based on net asset value.

Note 6: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 4/30/24	cost	proceeds	income	of 10/31/24
Short-term investments
Putnam Short Term
Investment Fund
Class P‡	$121,674	$56,186,085	$51,183,778	$112,158	$5,123,981
Total Short-term
investments	$121,674	$56,186,085	$51,183,778	$112,158	$5,123,981

‡ Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management and Franklin Advisers, as applicable. There were no realized or unrealized gains or losses during the period.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	90

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	$400,883*	Unrealized depreciation	$—
Total		$400,883		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

40 Municipal Opportunities Trust

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Futures	Total
Interest rate contracts	$(1,309,863)	$(1,309,863)
Total	$(1,309,863)	$(1,309,863)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Futures	Total
Interest rate contracts	$141,354	$141,354
Total	$141,354	$141,354

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	JPMorgan Securities LLC	Total
Assets:
Futures contracts§	$—	$—
Total Assets	$—	$—
Liabilities:
Futures contracts§	2,906	2,906
Total Liabilities	$2,906	$2,906
Total Financial and Derivative Net Assets	$(2,906)	$(2,906)
Total collateral received (pledged)†##	$—
Net amount	$(2,906)
Controlled collateral received (including
TBA commitments)**	$—	$—
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $288,177.

Municipal Opportunities Trust 41

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42 Municipal Opportunities Trust

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Municipal Opportunities Trust 43

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44 Municipal Opportunities Trust

Fund information

Investment Manager	Trustees	Michael J. Higgins
Franklin Advisers, Inc.	Barbara M. Baumann, Chair	Vice President, Treasurer,
One Franklin Parkway	Liaquat Ahamed	and Clerk
San Mateo, CA 94403	Katinka Domotorffy
	Catharine Bond Hill	Jonathan S. Horwitz
Investment Sub-Advisors	Gregory G. McGreevey	Executive Vice President,
Franklin Templeton Investment	Jennifer Williams Murphy	Principal Executive Officer,
Management Limited	Marie Pillai	and Compliance Liaison
Cannon Place, 78 Cannon Street	George Putnam III
London, England EC4N 6HL	Robert L. Reynolds	Kelley Hunt
	Manoj P. Singh	AML Compliance Officer
Putnam Investment	Mona K. Sutphen
Management, LLC	Jane E. Trust	Monica Krogh
100 Federal Street		Vice President and
Boston, MA 02110	Officers	Assistant Treasurer
Robert L. Reynolds
Marketing Services	President, The Putnam Funds	Denere P. Poulack
Franklin Distributors, LLC		Assistant Vice President,
One Franklin Parkway	Kevin R. Blatchford	Assistant Clerk, and
San Mateo, CA 94403	Vice President and	Assistant Treasurer
Assistant Treasurer
Custodian		Stephen J. Tate
State Street Bank	James F. Clark	Vice President and
and Trust Company	Vice President and	Chief Legal Officer
Chief Compliance Officer
Legal Counsel		Ryan Wheeler
Ropes & Gray LLP	Graham Cole	Vice President and
	Vice President and	Assistant Treasurer
Assistant Treasurer
Jeffrey White
	Lindsey Hicks	Vice President,
	Vice President and	Principal Financial Officer,
	Assistant Treasurer	Principal Accounting Officer,
and Assistant Treasurer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com or franklintempleton.com anytime for up-to-date information about the fund’s NAV.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the Report to Stockholders in Item 1 above.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosure for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included in Item 1 above, as applicable

Item 12. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 13. Portfolio Managers of Closed-End Investment Companies

(a) Not applicable

(b) Effective September 30, 2024, James Conn, Francisco Rivera, Daniel Workman and Benjamin Barber were added as Portfolio Managers of the fund.

(a)(1) Portfolio Managers. The officers of the investment manager identified below are primarily responsible for the day-to-day management of the fund’s portfolio as of the filing date of this report.

Portfolio Managers	Joined Fund	Employer	Positions Over Past Five Years
Benjamin Barber, CFA	2024	Franklin Advisors 2020 – Present	Portfolio Manager
James Conn, CFA	2024	Franklin Advisors 2006 – Present	Portfolio Manager
Paul Drury, CFA	2002	Franklin Advisors 2024 – Present Putnam Investments 1997-2024	Portfolio Manager
Garrett Hamilton, CFA	2016	Franklin Advisors 2024 – Present Putnam Investments 1997-2024	Portfolio Manager
Francisco Rivera	2024	Franklin Advisors 1994 – Present	Portfolio Manager
Daniel Workman, CFA	2024	Franklin Advisors 2003 – Present	Portfolio Manager

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Managers managed as of the fund’s most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Portfolio Leader or Member	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Paul Drury	17	$22,338,200,000	0	$0	0	$0
Garret Hamilton	17	$22,338,200,000	0	$0	0	$0
Benjamin Barber	12	$20,519,600,000	3	$263,900,000	4	$295,900,000
James Conn	12	$20,519,600,000	3	$263,900,000	5	$669,400,000
Francisco Rivera	12	$20,519,600,000	0	$0	142	$9,772,600,000
Daniel Workman	12	$20,519,600,000	0	$0	6	$868,400,000

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which the investment manager believes are faced by investment professionals at most major financial firms. As described below, the investment manager and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

The investment manager attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under the investment manager’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, the investment manager has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the investment managers investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, the investment manager or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. The investment manager or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. The investment manager, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. The investment manager policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in the investment managers daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, the investment managers trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. The investment manager trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Franklin Advisers opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of the investment managers trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay or if such trades result in more attractive investments being allocated to higher-fee accounts. The investment manager and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, the investment manager has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Portfolio managers are evaluated and compensated across the group of specified products they manage, in part, based on their performance relative to peers or performance ahead of the applicable benchmark, depending on the product, based on a blend of 3-year and 5-year performance.  In addition, evaluations take into account individual contributions and a subjective component.

Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on group, individual, and subjective performance, and may also reflect the performance of Putnam as a firm.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, Franklin evaluates performance based on the fund’s peer ranking in the fund’s Lipper category.  This peer ranking is based on pre-tax performance.

For Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, Putnam evaluates performance based on the peer ranking of related products managed by the investment manager with similar strategies in those products’ Lipper categories.  This peer ranking is based on pre-tax performance.

One or more of the portfolio managers of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust receive a portion of the performance fee payable by a private fund managed by Putnam (the “Private Fund”) in connection with their service as members of the Private Fund portfolio management team. See “Other Accounts Managed by the Fund’s Portfolio Managers—Potential conflicts of interest in managing multiple accounts” in (a)(2) above for information on how the investment manager addresses potential conflicts of interest resulting from an individual’s management of more than one account.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

*: Assets in the fund

	Year/Period end	$0	$0-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	$1,000,001 and over

Paul M. Drury	2024+	*
	2023	*
Garrett L. Hamilton	2024+	*
	2023	*
Benjamin Barber	2024++	*
James Conn	2024++	*
Francisco Rivera	2024++	*
Daniel Workman	2024++	*

+: For the year ended April 30, 2024 and the semi-annual period ended October 31, 2024

++: Became a portfolio manager of the fund effective September 30, 2024.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**
May 1 - May 31, 2024	257,995	$10.04	257,995	1,420,273
June 1 - June 30, 2024	206,962	$10.21	206,962	1,213,311
July 1 - July 31, 2024	313,845	$10.35	313,845	899,466
August 1 - August 31, 2024	230,532	$10.52	230,532	668,934
September 1 - September 30, 2024	283,936	$10.78	283,936	384,998
October 1 - October 31, 2024	169,979	$10.57	169,979	2,806,663

* In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2023, which was in effect between October 1, 2023 and September 30, 2024, allowed the fund to repurchase up to 3,266,513 of its shares. The program renewed by the Board in September 2024, which is in effect between October 1, 2024 and September 30, 2025, allows the fund to repurchase up to 2,976,642 of its shares.

**Information prior to October 1, 2024, is based on the total number of shares eligible for repurchase under the program, as amended through September 2023.  Information from October 1, 2024 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2024.

Item 15. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 16. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 17. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable

Item 19. Exhibits:

(a)(1) Not applicable

(a)(2) Not applicable

(a)(3) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are filed herewith.

(a)(4) 19(a) Notices to Beneficial Owners are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Municipal Opportunities Trust

By (Signature and Title):

/s/Jeffrey White

Jeffrey White

Principal Accounting Officer

Date: December 27, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz

Jonathan S. Horwitz

Principal Executive Officer

Date: December 27, 2024

By (Signature and Title):

/s/Jeffrey White

Jeffrey White

Principal Financial Officer

Date: December 27, 2024